TO THE SHAREHOLDERS OF FOCUS TRUST, INC.:

Focus Trust's total return for the first quarter, second quarter and year to date are shown below, along with the total returns of the Fund's two comparable benchmark indices: the Standard & Poor's 500 Index and the Lipper Growth Index.

                                                          FOCUS  S&P 500 LIPPER
                                                          TRUST   INDEX  GROWTH
                                                          -----  ------- ------
   First Quarter.........................................  0.92%   2.60%  0.34%
   Second Quarter........................................ 12.34%  16.91% 15.06%
   Year-To-Date.......................................... 13.37%  19.49% 15.40%

A breakdown of the share price performance of our individual holdings in the first six months of 1997 is as follows:

                             PERCENTAGE
          COMPANY              CHANGE
          -------            ----------
Berkshire Hathaway, Inc.....   38.42%
Gannett Co..................   31.89%
American Express Co.........   31.86%
Johnson & Johnson...........   29.40%
Federal Home Loan Mortgage..   24.86%
Wm. Wrigley, Jr. Co.........   19.11%
Washington Post Co..........   18.76%
The Walt Disney Co..........   15.26%

                               PERCENTAGE
         COMPANY                 CHANGE
         -------               ----------
Lee Enterprises, Inc.........    13.44%
Hasbro, Inc..................     9.47%
Brown-Forman Corp............     6.69%
Harley-Davidson, Inc.........     1.99%
Gaylord Entertainment Co.....     0.82%
International Speedway Corp..    -6.17%
Sotheby's Holdings, Inc......    -9.40%

I found this exercise to be very informative. Take a look at the top half of the list and compare it to the bottom half. The big capitalization stocks, large companies, had better price performance than smaller capitalization stocks.

Now take the exercise one-step further and divide Focus Trust into two portfolios, a big cap portfolio and a small-mid cap portfolio, then calculate the performance of the two portfolios on a weighted basis.

    BIG "CAP" PORTFOLIO                    SMALL-MID "CAP" PORTFOLIO
    -------------------                    -------------------------
    Berkshire Hathaway, Inc.               Wm. Wrigley Jr., Co.
    Gannett Co.                            Washington Post Co.
    American Express Co.                   Lee Enterprises, Inc.
    Johnson & Johnson                      Hasbro, Inc.
    Federal Home Loan Mortgage             Brown-Forman Corp.
    The Walt Disney Co.                    Harley-Davidson, Inc.
                                           Gaylord Entertainment Co.
                                           International Speedway Corp.
                                           Sotheby's Holdings, Inc.

     Six Month Investment Performance on a weighted basis:
       Big Cap Portfolio................................................. 28.90%
       Small-Mid Cap Portfolio...........................................  3.90%

Quite clearly, our largest companies have had the best price performance over the last six months while our smallest companies have dramatically lagged behind the S&P 500 Index. This phenomena has been widespread and is demonstrated in the broader indices. For example:

     Six Month Investment Performance of various indices:
       Standard & Poor's 500 Index....................................... 19.49%
       Standard & Poor's 400 Mid Cap Index............................... 12.16%
       Standard & Poor's 600 Small Cap Index............................. 11.05%

The share price of big capitalization stocks has risen faster than the share price of smaller-mid capitalization stocks for almost two and a half years. In last year's Annual Report we pointed out Focus Trust had half of its assets invested in big cap stocks and half of its assets invested in smaller-mid cap stocks. The same is true today. Hence our share price performance is still skewed along these two lines.

But all this short-term price analysis makes us dizzy. It seems you can slice and dice your performance in a number of ways to cast the best light, and it is not unusual for money managers to resurrect an index that conveniently makes themselves look good.

You should be skeptical of any manager who starts to substitute indices. Or as Warren Buffett says, be wary of the manager who first shoots an arrow and then moves the bulls-eye.

The Securities and Exchange Commission requires a mutual fund to pick at least one broad market index to compare itself against. We could have chosen the Russell 1000, the Russell 2000, the Russell 3000, the Wilshire 5000 Index, or the various S&P Indices. We choose the S&P 500 because it represents a basket of top businesses in this country that produce a respectable level of economics for its owners.

When we began to purchase shares of companies for Focus Trust it didn't matter to me whether they were big cap stocks or small cap stocks. I was simply looking for good performing economic companies, run by capable managers and available at reasonable prices. If we did this correctly, we anticipate that, over time, our Focus Trust share price would out perform the gain in the S&P 500 Index. It is a rather simple exercise.

You may be interested to know that International Speedway Corporation, our second largest holding, just reported outstanding earnings. For the first six months of 1997, International Speedway increased its revenue 26% while earnings on a per share basis gained 24%. In the last twelve months, over 500,000 people have visited the new Daytona USA. All of our expectations of International Speedway have been exceeded, yet the stock has declined 6% year-to-date.

Why has a company that has generated superior economics declined in price? Our only guess is more money is chasing big stocks while small companies are being largely ignored. International Speedway is an $800 million capitalization company but its economics are every bit as impressive as Gannett & Company, a $15 billion company. So should I sell International Speedway and buy big stocks that are on the move? No. We don't play these games. As long as International Speedway continues to produce good earnings, the company's value and hence its share price will eventually be recognized. We can afford to wait.

We have discussed the advantages and disadvantages of a concentrated, low-turnover investment approach with you before. The advantage of Focus investing is the ability to compound money in an optimal manner. Specifically, by reducing brokerage commissions and realized capital gains taxes, investors stand a better chance, over time, of growing their capital base in an above-average manner.

The disadvantage to Focus investing lies not in its long-term investment strategy but in its short-term marketing strategy. Because many individuals equate short-term performance with capability, a fund that under performs indices over a short period of time is thought to have no long-term value. We, of course, disagree.

Because the game of investing is one that is played out over decades not quarters, it should be viewed as a long-term strategic plan and not as a series of short-term conquests.

There is a logical underpinning to Focus investing. A strong correlation, demonstrated over time, does exist between a company's share price and its economic value. As the time line is shortened, the correlation between price and value is less visible. In other words, over short time spans, other factors besides value affect share price.

The money management business exudes much energy trying to uncover what variables affect short- term price even though there is plenty of strong evidence of what affects share price long-term. So why do money managers ignore long-term lessons in favor of short-term uncertainties? Because the compensation system of rewarding short-term performance favors the conqueror.

It is not that we don't enjoy a good challenge. But buying and selling stocks just to beat an index over the short-term is a shallow undertaking. After all, the money invested in Focus Trust is money for savings, retirement, or a child's education; at least it is for me and with that responsibility, I won't play foolish games.

FOCUS CAPITAL ADVISORY, L.P.

As of June 27, 1997, Focus Capital Advisory, L.P. assumed responsibility for the investment management of Focus Trust. Although we are a new company, the portfolio management of Focus Trust has not changed.

Focus Capital Advisory is a limited partnership organized and devoted to the management of Focus Trust. In addition, we can offer the Focus investment approach to individuals, retirement plans, trusts, endowments, and corporations on a separate account basis.

For further information, please feel free to call us at 1-610-688-6558 or contact us through our web site: WWW.FOCUSTRUST.COM

The Focus Trust web site was developed to increase our communication effort for shareholders as well as others who are interested in our mutual fund. The Internet has become a valuable tool for small businesses and we intend to use it to its maximum. Focustrust.com allows individuals access to daily updates of the Fund's net asset value. You can also download account applications as well as quarterly investment holdings and performance. We have also made available past annual and semi-annual reports. There is also a guest book. So the next time you are cruising the World Wide Web, stop by to see us and leave a note.

As always, we appreciate your support and confidence. If you have any questions about Focus Trust or your account statement, please don't hesitate to call 1-800-665-2550.

Also, if you know investors who think similarly to us, send them our way. We are interested in growing Focus Trust, but only with a core of individuals who appreciate the investment approach. If you need a quick reminder, read our Investment Adviser-Shareholder Principles on the following page.

                                         Sincerely,
                                         /s/ Robert G. Hagstrom
                                         Robert G. Hagstrom, Jr., CFA
                                         Portfolio Manager

                   INVESTMENT ADVISER--SHAREHOLDER PRINCIPLES

You should read carefully the following Investment Adviser--Shareholder Principles before making an investment in the Fund.

 .  Although the Fund is organized as a mutual fund, the partners of Focus
   Capital Advisory, L.P. (the "Adviser") take the view that it is a managing partner with you, the shareholders of this Fund. This commitment is reinforced by having the partners of the Adviser also invest a portion of their assets in the Fund and thus become co-owners of the Fund.

 . As managing partners, the Adviser will attempt to locate and invest in a few outstanding businesses which it believes possess favorable long-term prospects with superb underlying economics run by trustworthy and able management and finally, are available at sensible prices.

 . Once invested in a particular security, the Adviser looks forward to becoming a long-term holder of these outstanding businesses. The Adviser is not, nor will it ever be, interested in constantly buying and selling mediocre businesses where economic gain depends more on profiting from short-term price changes rather than the economic gain afforded by companies that are able to grow their long-term intrinsic value.

 . Because long-term maximum growth of intrinsic value, not profits from short-term price changes, is the Adviser's prime objective, the Adviser expects that the Fund may, from time to time, underperform various stock market indices. This fact does not cause the Adviser any alarm. However, the Adviser would be disappointed if the gain in the intrinsic value of the companies selected for investment by the Fund, and hence the long-term rise in their respective stock prices, did not advance at a rate greater than the average large American company.

 . It would be unfair to ask you, the shareholder, to ignore short-term price movements as a way to measure investment results unless the Adviser offers an alternative means by which to judge the Fund's progress. As a managing partner, the Adviser is continually focused on, and will communicate to you, the economic progress of the companies selected for investment by the Fund. The Adviser believes that if a company is advancing economically at a satisfactory rate, over time, the price of the company will correlate to this change in value.

 . The Adviser promises to be honest and forthcoming with you, the Fund's shareholders. The Adviser promises to check periodic successes with an equally hard look at any investment failures. The Adviser believes that this public self-examination will be a benefit to shareholders and to the Adviser over the long term. The Adviser's goal in reporting is to be as forthright with you as it would like if the roles were reversed.

 . STOP!!! If, after reading these principles, you have any reservation about investing in the Fund, please don't. We would much prefer that you not invest with us if the slightest short-term disruption in the markets or individual stock prices will cause you to sell your shares. The Adviser believes that long-term investment results should approximate the value of the underlying businesses and not be affected by the excessive trading of any of the Fund's shareholders.

                               FOCUS TRUST, INC.
                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)
COMMON STOCKS (98.84%)

                                                                       VALUE
 SHARES                                                     COST      (NOTE 1)
 ------                                                  ----------  ----------
        AMUSEMENT & RECREATION (20.56%)
 42,800 International Speedway Corp., Class B.........   $  743,671  $  813,200
  9,500 The Walt Disney Company.......................      564,068     762,375
                                                         ----------  ----------
                                                          1,307,739   1,575,575
                                                         ----------  ----------
        BEVERAGES (5.29%)
  8,300 Brown-Forman Corp., Class B ..................      327,019     405,144
                                                         ----------  ----------
        BUSINESS SERVICES (4.45%)
 20,200 Sotheby's Holdings Inc., Class A .............      296,495     340,875
                                                         ----------  ----------
        ENTERTAINMENT (3.02%)
 10,032 Gaylord Entertainment Company, Class A........      232,493     231,363
                                                         ----------  ----------
        GAMES/TOYS (4.45%)
 12,000 Hasbro, Inc. .................................      251,338     340,500
                                                         ----------  ----------
        INSURANCE (10.47%)
     17 Berkshire Hathaway, Inc., Class A*............      479,130     802,400
                                                         ----------  ----------
        MOTORCYCLES, BICYCLES (5.94%)
  9,500 Harley-Davidson, Inc. ........................      375,056     455,406
                                                         ----------  ----------
        NEWSPAPER (14.10%)
  4,250 Gannett Company...............................      228,753     419,688
 14,500 Lee Enterprises, Inc. ........................      310,325     382,437
    700 Washington Post Company, Class B..............      186,560     278,600
                                                         ----------  ----------
                                                            725,638   1,080,725
                                                         ----------  ----------
        PHARMACEUTICALS (5.38%)
  6,400 Johnson & Johnson.............................      232,327     412,000
                                                         ----------  ----------
        RESTAURANTS (2.52%)
  4,000 McDonald's Corp. .............................      179,900     193,250
                                                         ----------  ----------
        SECURITY BROKER (13.95%)
 14,350 American Express Company......................      594,836   1,069,075
                                                         ----------  ----------
        SERVICES (5.65%)
 12,600 Federal Home Loan Mortgage Corp. .............      216,330     433,125
                                                         ----------  ----------
        SUGAR PRODUCTS (3.06%)
  3,500 Wrigley (WM) Jr. Company......................      155,567     234,500
                                                         ----------  ----------
        TOTAL COMMON STOCKS...........................    5,373,868#  7,573,938
                                                         ----------  ----------
        OTHER ASSETS IN EXCESS OF LIABILITIES (1.16%).                   88,795
                                                                     ----------
        NET ASSETS (100.00%)..........................               $7,662,733
                                                                     ==========

# Also represents cost for Federal income tax purposes
* Non-income producing security

                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (UNAUDITED)

ASSETS:
  Investments in securities, at value (cost $5,373,868) (Note 1)... $7,573,938
  Cash.............................................................     58,755
  Dividends and interest receivable................................     11,691
  Receivable for capital stock sold................................      5,100
  Deferred organization costs (Note 1).............................     36,326
  Other assets.....................................................     14,588
                                                                    ----------
    Total assets...................................................  7,700,398
                                                                    ----------
LIABILITIES:
  Accrued expenses.................................................      1,339
  Payable to Adviser...............................................     36,326
                                                                    ----------
    Total liabilities..............................................     37,665
                                                                    ----------
NET ASSETS:
  Applicable to 519,538 shares of capital stock outstanding (Note
   1).............................................................. $7,662,733
                                                                    ==========
NET ASSETS CONSIST OF:
  Paid-in capital.................................................. $5,316,181
  Undistributed net investment loss................................    (21,731)
  Accumulated net realized gain on investments.....................    168,213
  Net unrealized appreciation of investments.......................  2,200,070
                                                                    ----------
    Net assets..................................................... $7,662,733
                                                                    ==========
NET ASSET VALUE AND OFFERING PRICE PER SHARE:
  ($7,662,733/519,538 shares)...................................... $    14.75
                                                                    ==========


                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                            STATEMENT OF OPERATIONS
                   SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

INVESTMENT INCOME:
  Dividends......................................................... $   42,328
  Interest..........................................................     13,006
                                                                     ----------
    Total income....................................................     55,334
                                                                     ----------
EXPENSES:
  Investment advisory fees (Note 2).................................     26,973
  Administration fees...............................................     27,219
  Registration fees.................................................     19,954
  Transfer agent fees...............................................     19,191
  Accounting fees...................................................     10,000
  Amortization of organization costs (Note 1).......................      6,447
  Audit fees........................................................      9,300
  Directors fees....................................................      8,200
  Other expenses....................................................      8,234
                                                                     ----------
    Total expenses..................................................    135,518
  Less expenses waived and reimbursed by Adviser (Note 2)...........    (58,453)
                                                                     ----------
    Net expenses....................................................     77,065
                                                                     ----------
NET INVESTMENT LOSS.................................................    (21,731)
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from security transactions......................    168,213
  Net change in unrealized appreciation on investments..............    858,368
                                                                     ----------
  Net realized and unrealized gain on investments...................  1,026,581
                                                                     ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS.......................... $1,004,850
                                                                     ==========

                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                           ENDED        YEAR
                                                         06/30/97      ENDED
                                                        (UNAUDITED)   12/31/96
                                                        -----------  ----------
OPERATIONS:
  Net investment loss.................................. $  (21,731)  $  (24,610)
  Net realized gain on investments.....................    168,213       44,537
  Net change in unrealized appreciation on investments.    858,368      952,975
                                                        ----------   ----------
    Net increase in net assets from operations.........  1,004,850      972,902
                                                        ----------   ----------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net realized gains on investments....................        --       (40,853)
                                                        ----------   ----------
CAPITAL STOCK TRANSACTIONS (NET)--NOTE 1...............   (669,549)   1,334,394
                                                        ----------   ----------
  Total increase in net assets.........................    335,301    2,266,443
                                                        ----------   ----------
NET ASSETS:
  Beginning of period..................................  7,327,432    5,060,989
                                                        ----------   ----------
  End of period........................................ $7,662,733   $7,327,432
                                                        ==========   ==========


                       See Notes to Financial Statements.

                               FOCUS TRUST, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:
Focus Trust, Inc. (the "Fund") is a no-load, non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on January 27, 1995 and commenced operations on April 17, 1995. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period could differ from these estimates.

  A. SECURITY VALUATION: The Fund calculates the net asset value and completes orders to purchase, exchange or repurchase Fund shares on each business day as of 4:00 p.m. Eastern time, with the exception of those days on which the New York Stock Exchange is closed.

  The Fund's securities are valued based on market quotations or, when no market quotations are available, at fair value as determined in good faith by or under direction of the Board of Directors. Securities listed on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded over-the-counter are priced at the mean of the last bid and asked price. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value.

  B. FEDERAL INCOME TAXES: It is the policy of the Fund to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. The Fund has met the requirements of the Code applicable to regulated investment companies for the six months ended June 30, 1997. Therefore, no Federal income or excise tax provision is required.

  C. DETERMINATION OF GAINS OR LOSSES ON SALES OF SECURITIES: Gains or losses on the sale of securities are determined on the identified cost basis.

  D. ORGANIZATION COSTS: Costs incurred by the Fund in connection with their organization and initial registration and public offering of shares have been deferred by the Fund. Organization costs are being amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the Fund. The partners of Focus Capital Advisory, L.P. (the "Adviser"), have agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by the Adviser and remain outstanding at the time of redemption.

  E. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to distribute net investment income in December and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  F. OTHER: Securities transactions are accounted for on the trade date. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

  G. CAPITAL SHARE TRANSACTIONS: The Fund is authorized to issue one hundred million shares of capital stock with a par value of $0.001 per share. Transactions in shares of capital stock were as follows:

                                      SIX MONTHS ENDED
                                        JUNE 30, 1997          YEAR ENDED
                                         (UNAUDITED)       DECEMBER 31, 1996
                                     --------------------  -------------------
                                     SHARES     AMOUNT     SHARES     AMOUNT
                                     -------  -----------  -------  ----------
     Shares sold....................  41,477  $   570,501  181,792  $2,164,827
     Shares issued through
      reinvestment of dividends.....     --           --     3,120      39,553
     Shares redeemed*............... (84,995)  (1,240,050) (75,076)   (869,986)
                                     =======  ===========  =======  ==========
     Net Increase (Decrease)........ (43,518) $  (669,549) 109,836  $1,334,394
                                     =======  ===========  =======  ==========

* Redemptions are subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may differ from the net asset value per share.

NOTE 2 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
Prior to June 28, 1997, Lloyd, Leith & Sawin, Inc. ("LLS") served as the Fund's investment adviser. Effective June 28, 1997, Focus Capital Advisory, L.P. (the "Adviser") serves as the investment adviser to the Fund. The Adviser provides the Fund with investment advice, administrative services and facilities. As compensation for these services, the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets. From January 1, 1997 to June 27, 1997, LLS voluntarily agreed to reduce its fees and reimburse the Fund to the extent total annualized expenses exceeded 2.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to continue to reduce its fees and reimburse the Fund to the extent total annualized expenses exceed 2.00%. Investment advisory fees for the six-month period ended June 30, 1997 were as follows:

                                                                 EXPENSES WAIVED
                                               ADVISORY ADVISORY AND REIMBURSED
                                                 FEE      FEE      BY ADVISER
                                               -------- -------- ---------------
     LLS......................................   0.70%  $26,527      $58,453
     Focus Capital Advisory, L.P..............   0.70%  $   446          --

Certain officers of the Fund are also officers and directors of the Adviser. All officers serve without direct compensation from the Fund during the period. There were no directors' fees paid to affiliated directors of the Fund. Robert G. Hagstrom, Jr., Chairman, is considered an affiliated director of the Fund, but receives no compensation.

NOTE 3 -- INVESTMENT TRANSACTIONS:
Investment transactions for the Fund for the six months ended June 30, 1997, excluding temporary short-term investments, are as follows:

                                                  PROCEEDS FROM
                        PURCHASES                     SALES
                        ---------                 -------------
                        $539,703                    $937,366

NOTE 4 -- UNREALIZED APPRECIATION AND DEPRECIATION:
At June 30, 1997, the net unrealized appreciation of securities for Federal income tax purposes consisted of:

                                                                 AMOUNT
                                                               ----------
     Gross unrealized appreciation............................ $2,201,200
     Gross unrealized depreciation............................     (1,130)
                                                               ----------
     Net unrealized appreciation.............................. $2,200,070
                                                               ==========

NOTE 5 -- SPECIAL MEETING OF SHAREHOLDERS:
A special meeting of shareholders was held on June 27, 1997 to vote on a proposed new investment advisory agreement between Focus Capital Advisory, L.P. and the Fund. The results were as follows:

             SHARES                   SHARES                   SHARES
               FOR                    AGAINST                 ABSTAINED
             ------                   -------                 ---------
             366,882                   6,332                   54,763

                               FOCUS TRUST, INC.
                             FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                         SIX MONTHS
                                            ENDED        YEAR      PERIOD
                                          06/30/97      ENDED      ENDED
                                         (UNAUDITED)   12/31/96  12/31/95**
                                         -----------   --------  ----------
Net Asset Value, beginning of period....   $ 13.01     $ 11.17     $10.00
                                           -------     -------     ------
  INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)........     (0.04)      (0.05)      0.06
    Net realized and unrealized gain on
     investments........................      1.78        1.96       1.17
                                           -------     -------     ------
      Total from investment operations..      1.74        1.91       1.23
                                           -------     -------     ------
  DIVIDENDS TO SHAREHOLDERS
    Dividends from net investment
     income.............................       --          --       (0.06)
    Dividends from net realized gains on
     investments........................       --        (0.07)       --
                                           -------     -------     ------
      Total from dividends to sharehold-
       ers..............................       --        (0.07)     (0.06)
                                           -------     -------     ------
Net Asset Value, end of period..........   $ 14.75     $ 13.01     $11.17
                                           =======     =======     ======
TOTAL RETURN............................    13.37% (2)  17.14%     12.29% (2)
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)..   $ 7,663     $ 7,327     $5,061
  Ratio of expenses to average net
   assets after reimbursement of
   expenses by Adviser..................     2.00% (1)   2.00%      1.92% (1)(3)
  Ratio of expenses to average net
   assets before reimbursement of
   expenses by Adviser..................     3.52% (1)   4.96%      7.89% (1)
  Ratio of net investment income to
   average net assets after
   reimbursement of expenses by Adviser.    (0.56%)(1)  (0.40%)     1.19% (1)
  Ratio of net investment income to
   average net assets before
   reimbursement of expenses by Adviser.    (2.08%)(1)  (3.36%)    (4.78%)(1)
  Portfolio turnover....................     7.62% (2)   8.47%      0.00%
  Average commission rate paid*.........   $0.1014     $0.0979        N/A

(1) Annualized
(2) Not Annualized
(3) Prior to September 1, 1995, the annualized expenses were capped at 1.75%.
 * Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged. This disclosure is required by the U.S. Securities and Exchange Commission beginning 1996.
** The Fund commenced investment operations on April 17, 1995.

                      See Notes to Financial Statements.

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                               FOCUS TRUST, INC.
                                (800) 665-2550

                                   DIRECTORS
  Robert J. Coleman, Jr.                                Robert G. Hagstrom, Jr.
  Joan Lamm-Tennant                                     Allan S. Mostoff

                                   OFFICERS
                       Robert G. Hagstrom, Jr, President
                Ericka M. Merluzzi, Vice President & Treasurer
               Gretchen B. Zepernick, Vice President & Secretary

                              INVESTMENT ADVISER
                         Focus Capital Advisory, L.P.
                                 P.O. Box 407
                                Wayne, PA 19087

                                  UNDERWRITER
                           FPS Broker Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

                             SHAREHOLDER SERVICES
                              FPS Services, Inc.
                              3200 Horizon Drive
                           King of Prussia, PA 19406

                                   CUSTODIAN
                             The Bank of New York
                                48 Wall Street
                              New York, NY 10286

                                 LEGAL COUNSEL
                            Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, DC 20005

                                   AUDITORS
                           Coopers & Lybrand L.L.P.
                            2400 Eleven Penn Center
                            Philadelphia, PA 19103

This report is submitted for general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the
Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund's objectives, policies, expenses and other information.
--------------------------------------------------------------------------------



                             FOCUS TRUST, INC. /SM/

                                  SEMI-ANNUAL
                                    REPORT
                                 JUNE 30, 1997


            Visit the Focus Trust, Inc. web site on the Internet at
                              WWW.FOCUSTRUST.COM